UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 19, 2008
Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10033 (Commission File Number)	04-1671740 (IRS Employer Identification No.)

3303 Portland Harbor Drive Bay St Louis, Mississippi (Address of principal executive offices)	39520 (Zip Code)
Registrant’s telephone number, including area code: (228) 533-4480
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. —Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1 Amendment to the Credit Agreement, dated December 19, 2008, by and among Wellman, Inc. as Funds Administrator and the other borrowers under the Credit Agreement party hereto
Exhibit 99.1 Press Release dated December 23, 2008

Item 1.01. —Entry into a Material Definitive Agreement.
          On December 19, 2008, Wellman, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) entered into an amendment of its senior secured super-priority Debtor in possession credit agreement dated February 27, 2008 (the “Credit Agreement”) among the Company and certain of its domestic subsidiaries, as borrowers, Deutsche Bank Securities Inc., as sole lead arranger and bookrunner, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, and the lenders that from time to time become party thereto (the “DIP Lenders”). The amendment extends several dates and as a result of the amendment Wellman must:
•	Provide documentation in substantially final form acceptable to the DIP Lenders for its exit facility and other financial accommodations required to consummate the plan of reorganization by January 9, 2009.
•	Obtain an court order confirming its plan of reorganization by January 19, 2009,
•	Emerge from bankruptcy by January 31, 2009.
          The amendment defers the time for the payment of certain fees related to prior amendment of the credit agreement from December 31st until the earlier of the date the Company emerges from bankruptcy, January 31, 2009, or the termination of the Credit Agreement. The amendment also eliminates the requirement for a Chief Restructuring Officer and requires that the Company provide a liquidation budget to the administrative agent by January 15, 2009 which would be used if the Company did not emerge from bankruptcy prior to January 31, 2009.
          This description is qualified in its entirety by reference to Exhibit 10.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Exhibits
10.1 Amendment to the Credit Agreement, dated as of December 19, 2008, by and among Wellman, Inc. as Funds Administrator and the other borrowers under the Credit Agreement party hereto, each as Debtor and Debtor-in-possession, Deutsche Bank Trust Company Americas, as Administrative Agent, and the other financial institutions party hereto.
99.1 Press Release dated December 23, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.
December 29, 2008	/s/ Keith R. Phillips
Keith R. Phillips
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Amendment to the Credit Agreement, dated as of December 19, 2008, by and among Wellman, Inc. as Funds Administrator and the other borrowers under the Credit Agreement party hereto, each as Debtor and Debtor-in-possession, Deutsche Bank Trust Company Americas, as Administrative Agent, and the other financial institutions party hereto.

99.1	Press Release dated December 23, 2008.